UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 23, 2006
DISCOVERY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-51205	20-2471174
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-4000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations and Financial Condition
SIGNATURE
Press Release

Item 2.02. Results Of Operations and Financial Condition
On March 23, 2006, Discovery Holding Company (the “Company”) issued a press release (the “Press Release”) setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2006. The information included in the Press Release is not meant to serve as a release of financial results of the Company.
This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding Liberty’s results of operations or financial condition for the year ended December 31, 2005, are being furnished to the SEC under Item 2.02 of Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 24, 2006

DISCOVERY HOLDING COMPANY
By:	/s/ Christopher W. Shean
	Name:	Christopher W. Shean
	Title:	Senior Vice President and Controller